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                                                                    EXHIBIT 32.1

                                  CERTIFICATION

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned Chief Executive Officer of M.D.C. Holdings, Inc. (the "Company") hereby certifies that the Report on Form 10-K of the Company for the period ended December 31, 2005, accompanying this certification, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 7, 2006                       /s/ Larry A. Mizel
                                           --------------------------------
                                                    Larry A. Mizel
                                                    Chief Executive Officer

The foregoing certification is being furnished solely pursuant to Rule 13a-14(b) under the Securities Exchange Act of 1934 and Section 1350 of Title 18, United States Code, and is not being filed as part of the report or as a separate disclosure document.